THE LAZARD FUNDS, INC.
Lazard US Strategic Equity Portfolio

Supplement to Current Summary Prospectus and Prospectus

Effective August 31, 2018 (the “Effective Date”), the Portfolio’s name will change to:

Lazard US Equity Select Portfolio

As of the Effective Date, the following will replace “Lazard Funds Summary Section—Lazard US Equity Select—Management—Portfolio Managers/Analysts” in the prospectus and “Management—Portfolio Managers/Analysts” in the summary prospectus:

Martin Flood, portfolio manager/analyst on various of the Investment Manager’s US Equity teams and the Global Equity Select team, has been with the Portfolio since March 2011.

Andrew D. Lacey, portfolio manager/analyst on various of the Investment Manager’s US Equity and Global Equity teams, has been with the Portfolio since December 2004.

H. Ross Seiden, portfolio manager/analyst on various of the Investment Manager’s US Equity teams, has been with the Portfolio since May 2018.

Ronald Temple, portfolio manager/analyst on various of the Investment Manager’s US Equity and Global Equity teams, has been with the Portfolio since February 2009.

As of the Effective Date, the following will replace the fourth paragraph in the section entitled “Lazard Funds Fund Management—Portfolio Management” in the prospectus:

US Equity Select Portfolio—Martin Flood (since March 2011), Andrew D. Lacey (since December 2004), H. Ross Seiden (since May 2018) and Ronald Temple (since February 2009)

Dated: August 21, 2018